EXHIBIT A

                             Joint Filing Statement

         We, the  undersigned,  hereby  express our agreement  that the attached
Schedule 13D is filed on behalf of each of us.

Date:  May 30, 2003


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
Alta Partners                                                 Alta BioPharma Partners, L.P.

By:               /s/ Jean Deleage                            By:      Alta BioPharma Management, LLC
         --------------------------------------------                  Its General Partner
         Jean Deleage, President


Alta BioPharma Management, LLC                                By:           /s/ Jean Deleage
                                                              --------------------------------------------
                                                                       Jean Deleage, Managing Director

By:               /s/ Jean Deleage                                    Flamel Chase Partners (Alta Bio), LLC
         --------------------------------------------
         Jean Deleage, Managing Director
                                                              By:      Alta/Chase BioPharma Management, LLC
Alta/Chase BioPharma Management, LLC                                   Its Managing Member

By:               /s/ Jean Deleage                            By:           /s/ Jean Deleage
         --------------------------------------------                  --------------------------------------------
         Jean Deleage, Member                                          Jean Deleage, Member

Alta Embarcadero BioPharma, LLC


By:               /s/ Jean Deleage
         --------------------------------------------
         Jean Deleage, Member


         /s/ Jean Deleage                                                   /s/ Guy Nohra
-----------------------------------------------------         -----------------------------------------------------
Jean Deleage                                                  Guy Nohra

         /s/ Garrett Gruener                                                /s/ Alix Marduel
-----------------------------------------------------         -----------------------------------------------------
Garrett Gruener                                               Alix Marduel

        /s/ Daniel Janney
-----------------------------------------------------
Daniel Janney
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